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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Amendment No. 5 to the Registration Statement on Form S-1 of our reports dated April 27, 2009 and July 31, 2008 relating to the financial statements and financial statement schedules of STR Holdings LLC and Subsidiaries, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
September 25, 2009

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM